Exhibit 10.3
TWENTY-SIXTH AMENDMENT
OF
JOHN BEAN TECHNOLOGIES CORPORATION
SAVINGS AND INVESTMENT PLAN
(As amended and restated, Effective as of January 1, 2012)
WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the John Bean Technologies Corporation Savings and Investment Plan (the “Plan”);
WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and
WHEREAS, this Twenty-Sixth Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;
NOW, THEREFORE, by virtue of the authority reserved to the Company by Section 12.1 of the Plan, the Plan is hereby amended as follows, effective June 1, 2019:

1.	A new Section 2.13 is hereby added to the Plan to read as follows:

2.13
Service Crediting for Prime Equipment Group, LLC Notwithstanding any provision herein to the contrary, effective June 1, 2019, if an individual (a) was actively employed by Prime Equipment Group, LLC on May 31, 2019, and (b) remains an active employee of Prime Equipment Group, LLC as of June 1, 2019, such individual’s period of employment with Prime Equipment Group, LLC shall be counted under the Plan for purposes of (i) eligibility to participate in the Plan and (ii) determining the individual’s Years of Service under the Plan.

2.	A new sentence is hereby added to the end of Section 3.5 to read as follows:
Notwithstanding the preceding, the Plan will accept a Rollover Contribution that includes participant loan receivables with respect to a Direct Rollover from the Prime Equipment Group 401(k) Plan to the Plan by a Participant who (a) was a former participant in the Prime Equipment Group 401(k) Plan, (b) was actively employed by Prime Equipment Group, LLC on May 31, 2019 and (c) remained an active employee of Prime Equipment Group, LLC as of June 1, 2019, provided, such loan receivables are adequately secured.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this ___ day of ____________, 2019.
JOHN BEAN TECHNOLOGIES
CORPORATION

By:    /s/ Jason T. Clayton

Its:    EVP, Human Resources